UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 1, 2021
Date of Report (Date of earliest event reported)

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLHR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

As previously disclosed, on April 19, 2021, Herman Miller, Inc., a Michigan corporation (“Herman Miller”), entered into an Agreement and Plan of Merger with Heat Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Herman Miller (“Merger Sub”), and Knoll, Inc., a Delaware corporation (“Knoll”), providing for the merger of Merger Sub with and into Knoll, with Knoll surviving as a wholly-owned subsidiary of Herman Miller (the “Merger”). On June 11, 2021, in connection with the Merger, each of Herman Miller and Knoll filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement that also constitutes a prospectus of Herman Miller (“Definitive Proxy Statement”) with respect to the respective special meetings of Herman Miller shareholders and Knoll stockholders, each scheduled to be held on July 13, 2021.

Litigation Related to the Merger

As previously disclosed in the Definitive Proxy Statement, at that time, three lawsuits had been filed in connection with the Merger between May 27, 2021 and June 9, 2021 against one or more of Knoll, the directors of Knoll, Herman Miller and Merger Sub (the “Defendants”). Two complaints, Stein v. Knoll, Inc. et al., C.A. No. 1:21-cv-04759 and Waterman v. Knoll, Inc. et al., C.A. No. 1:21-cv-05119 (the “Waterman lawsuit”), were filed in the United States District Court for the Southern District of New York. One complaint, Gatto v. Knoll, Inc. et al., C.A. No. 2:21-cv-12287, was filed in the United States District Court for the District of New Jersey.

Following the filing of the Definitive Proxy Statement with the SEC, an additional six lawsuits were filed in connection with the Merger between June 15, 2021 and June 30, 2021 against one or more of the Defendants. One complaint, Snitkoff v. Andringa et al., C.A. No. 21-6529CB (the “Snitkoff lawsuit”), was filed in the 20th Circuit Court for the State of Michigan; one complaint, Strickland v. Knoll, Inc. et al., C.A. No. 1:21-cv-05346, was filed in the United States District Court for the Southern District of New York; two complaints, O’Neill v. Knoll, Inc. et al., C.A. No. 1:21-cv-12741 and Martinez v. Knoll, Inc. et al., C.A. No. 2:21-cv-13144, were filed in the United States District Court for the District of New Jersey; one complaint, Coffman v. Knoll, Inc. et al., C.A. No. 1:21-cv-00873-UNA, was filed in the United States District Court for the District of Delaware; and one complaint, Whitfield v. Knoll, Inc. et al., C.A. No. 2:21-cv-02776 (the “Whitfield lawsuit”), was filed in the United States District Court for the Eastern District of Pennsylvania.

The complaints filed in federal court generally allege, among other things, that Knoll and the directors of Knoll, and, in the case of the Waterman lawsuit and the Whitfield lawsuit, Herman Miller, and Merger Sub, disseminated or controlled the dissemination of a false or misleading registration or proxy statement regarding the proposed Merger in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC Rule 14a-9 promulgated thereunder. Specifically, such complaints allege that the registration statement filed by Herman Miller on May 24, 2021 in connection with the Merger and/or the Definitive Proxy Statement were inaccurate or misleading, including in respect of the disclosures concerning the parties’ financial projections and the analyses performed by Knoll’s financial advisor in support of its fairness opinion, and omitted material information concerning the sales process leading up to the Merger and potential conflicts of interest involving Knoll’s financial advisor. The complaints further allege that the directors of Knoll and, in the case of the Waterman lawsuit and the Whitfield lawsuit, Herman Miller and Merger Sub, are liable for these violations as “controlling persons” of Knoll under Section 20(a) of the Exchange Act.

The Snitkoff lawsuit, the sole complaint filed in state court, alleges, among other things, that the directors of Herman Miller breached their state law fiduciary duties by approving the Merger and in disseminating materially incomplete disclosures. The alleged material misstatements and omissions relate to, among other topics, the opinion of Herman Miller’s financial advisor, potential conflicts of interest involving the directors of Herman Miller and Herman Miller’s financial advisor, and certain background events that occurred in connection with the Merger.

Among other relief, the complaints seek injunctive relief, including (1) enjoining the Merger unless and until the Defendants disclose the allegedly omitted material information, (2) rescinding the Merger in the event the Defendants consummate the Merger (or awarding rescissory damages), (3) damages, and (4) an award of attorneys’ and experts’ fees.

Herman Miller and Knoll believe that the claims in the complaints are without merit and that no further disclosure is required under applicable law. However, in order to avoid the risk of the complaints delaying or adversely affecting the Merger and to minimize the costs, risks, and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Herman Miller and Knoll have determined to voluntarily supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Herman Miller and Knoll specifically deny all allegations in the complaints that any additional disclosure was or is required.

As a result of supplemental disclosures set forth herein, the plaintiffs in these actions have agreed to voluntarily dismiss their actions with prejudice.

Supplemental Disclosures to Definitive Proxy Statement

This supplemental information to the Definitive Proxy Statement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. All page references in the information below are to pages in the Definitive Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Definitive Proxy Statement.

The following underlined language is added to the first full paragraph on page 48 in the section of the Definitive Proxy Statement entitled “The Merger—Background of the Transactions.”

Following further discussions and negotiations between representatives of Investindustrial and the Knoll Board and their respective advisors to finalize definitive investment documentation, and completion of Investindustrial’s due diligence, Knoll entered into an investment agreement with Investindustrial on June 22, 2020, pursuant to which Knoll subsequently issued and sold to Investindustrial 164,000 shares of Knoll’s Series A Convertible Preferred Stock, par value $1.00 per share (which we refer to as the “Knoll preferred stock”) for an aggregate purchase price of $164 million, which amount was downsized from the initial $175 million proposed. The Knoll Board believed the investment by Investindustrial fortified Knoll’s balance sheet and enhanced Knoll’s ability to continue to execute its strategic plan in the face of an uncertain macroeconomic environment, and also explore future strategic opportunities should they arise. Pursuant to the terms of the investment agreement, Knoll increased the size of its board as of the closing date of the investment by Investindustrial in order to elect an individual designated by Investindustrial to fill the resulting vacancy. The investment agreement also included a “standstill” provision with a “don’t ask, don’t waive” clause, which provision expires on July 21, 2021. The standstill provision in the investment agreement does not prohibit Investindustrial from making a confidential proposal to the Knoll Board so long as it is not publicly disclosed or announced and would not require public disclosure by any person.  Knoll and Investindustrial also entered into a registration rights agreement.

The following underlined language is added to the second full paragraph on page 65 in the section of the Definitive Proxy Statement entitled “The Merger—Background of the Transactions.”

Also on April 17, 2021, BofA Securities delivered an updated draft disclosure letter regarding certain of its relationships with Knoll, Herman Miller and Investindustrial to the Knoll Board. The disclosure letter indicated that from April 1, 2019 through March 31, 2021, BofA Securities and its affiliates derived aggregate revenues from Investindustrial and certain of its affiliates of approximately $4 million for corporate and/or investment banking services.

The following underlined language is added to, and the crossed out language is deleted from, the first full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Goldman Sachs, Herman Miller’s Financial Advisor—Premia Analysis” that appears on page 80.
Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for ~~all~~ the 530 all-cash and mixed consideration acquisition transactions announced during the time period from January 1, 2007 through April 16, 2021, involving a US-based public company as the target where the disclosed enterprise values for the transaction were between $1 billion and $5 billion.

The following underlined language is added to, and the crossed out language is deleted from, the second full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Goldman Sachs, Herman Miller’s Financial Advisor—Selected Precedent Transactions Analysis” that appears on page 80.

Based on information in public filings, press releases and financial media reports relating to the applicable transactions, for each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s publicly disclosed EBITDA over the last four-quarter period ended prior to the announcement of the applicable transaction (“EV/LTM EBITDA multiple”). This analysis indicated an illustrative range of EV/LTM EBITDA multiples of 11.5x to 15.6x and a median of ~~13.5~~ 14.1x.

The following underlined language is added to the table following the second full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Goldman Sachs, Herman Miller’s Financial Advisor—Selected Precedent Transactions Analysis” that appears on page 80.

Selected Transactions
Announcement Date	Target	Acquirer	LTM EV/EBITDA
February 5, 2014	Poltrona Frau S.p.A.	Haworth, Inc.*	15.3x**
March 30, 2015	Norcraft Companies, Inc.	Fortune Brands Home & Security	11.5x
October 16, 2016	Fantastic Holdings	Steinhoff International	15.6x
December 21, 2017	Muuto	Knoll, Inc.	14.3x
May 23, 2018	Ekornes ASA	Qumei Home Furnishing Group	12.0x
June 7, 2018	HAY A/S	Herman Miller, Inc.	14.0x
*	Acquired 58.6% interest
**   The median EV/LTM EBITDA multiple disclosed in the prior S-4/A of Herman Miller filed on June 9, 2021 was calculated using a prior multiple for this transaction (13.1x) that inadvertently excluded cash and debt.

The following underlined language and table are added following the final three lines of the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Goldman Sachs, Herman Miller’s Financial Advisor—Illustrative Present Value of Future Share Price Analysis of Herman Miller” that appear on page 82.

The following tables present the results of this analysis:

Ranges of Implied Present Values as of February 27, 2021 of Future Stock Prices of Stand-alone Herman Miller

2022E	2023E	2024E
$43.37 - $48.65	$46.66 - $52.03	$47.61 - $52.81

Ranges of Implied Present Values as of February 27, 2021 of Future Stock Prices of Pro Forma Combined Company*

2022E	2023E	2024E
$42.20 - $49.18	$47.65 - $54.80	$50.20 - $57.11

*      Analysis pro forma for the transaction (including the Herman Miller synergies) assumes NTM EBITDA, in all years, includes 100% credit for run-rate synergies. Further assumes that one-time costs to achieve the Herman Miller synergies are added back to NTM EBITDA.

The following underlined language is added to the third full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Financial Analyses of Knoll—Selected Publicly Traded Companies Analysis” that appears on page 87.

The overall low to high 2021E EV/EBITDA multiples observed for the selected companies were 8.0x to 22.5x (with a mean of 12.9x and a median of 11.1x). The overall low to high 2022E EV/EBITDA multiples observed for the selected companies were 7.5x to 20.2x (with a mean of 10.6x and a median of 8.2x). Based on BofA Securities’ review of the 2021E EV/EBITDA and 2022E EV/EBITDA multiples for the selected companies and on its professional judgment and experience and taking into consideration, among other things, the historical trading multiples of Knoll and the selected companies and certain differences in the respective financial profiles of Knoll and the selected companies, BofA Securities applied a multiple reference range of 8.0x to 13.5x to Knoll management’s estimated calendar year 2021E Adjusted EBITDA as reflected in the Knoll forecasts (and burdened for estimated stock-based compensation expense of $14 million as provided by the management of Knoll), and a multiple reference range of 7.5x to 10.5x to Knoll management’s estimated calendar year 2022E Adjusted EBITDA as reflected in the Knoll forecasts (and burdened for estimated stock-based compensation expense of $14 million as provided by the management of Knoll) to calculate a range of indicative enterprise values from which BofA Securities subtracted Knoll’s net debt and tax-effected pension liability of $290 million as of December 31, 2020, as reflected in Knoll public filings, and dividing the result by a number of fully-diluted shares of Knoll common stock outstanding (calculated on a treasury stock method basis, based on information provided by the management of Knoll, including assumed conversion of Knoll preferred stock) to arrive at a range of indicative equity values per share of Knoll common stock (rounded to the nearest $0.25).

The following underlined language is added to the fourth full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Financial Analyses of Knoll—Selected Publicly Traded Companies Analysis” that appears on pages 87 and 88.

The overall low to high 2021E Price/EPS multiples observed for the selected companies were 14.4x to 56.2x (with a mean of 28.8x and median of 22.1x). The overall low to high 2022E Price/EPS multiples observed for the selected companies were 13.2x to 27.7x (with a mean of 19.4x and median of 17.2x). Based on BofA Securities’ review of the Price/EPS multiples for the selected companies and on its professional judgment and experience and taking into consideration, among other things, the historical trading multiples of Knoll and the selected companies and certain differences in the respective financial profiles of Knoll and the selected companies, BofA Securities applied a 2021E Price/ EPS multiple reference range of 20.0x to 30.0x to Knoll management’s estimates of calendar year 2021E Adjusted Diluted EPS as reflected in the Knoll forecasts, and a 2022E Price/EPS multiple reference range of 15.0x to 25.0x to Knoll management’s estimates of calendar year 2022E Adjusted Diluted EPS as reflected in the Knoll forecasts to calculate implied equity value reference ranges per share of Knoll common stock (rounded to the nearest $0.25).

The following underlined language is added to the table following the first full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Financial Analyses of Knoll—Selected Precedent Transactions Analysis” that appears on page 88.

BofA Securities reviewed, to the extent publicly available, financial information relating to the following six selected transactions involving acquisitions of publicly traded furniture companies since 2014.

Date Announced	Target	Acquiror	TV/LTM EBITDA	Transaction Value (1)(2)
October 2019	HAY A/S	Herman Miller, Inc.	13.8x	$232
October 2018	iGuzzini Illuminazione S.p.A	Fagerhult Group	10.8x	$429
May 2018	Ekornes	QuMei Home Furnishings	11.6x	$695
December 2017	Muuto	Knoll, Inc.	14.5x	$304
May 2016	Generation Brands Holdings, Inc.	AEA Investors	10.5x	$525
February 2014	Poltrana Frau Group	Haworth Inc.	15.1x	$654
________________________

(1)	Full transaction value implied when less than 100% stake.
(2)	Figures in USD in millions.

The following underlined language is added to the third full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Financial Analyses of Knoll—Selected Precedent Transactions Analysis” that appears on pages 88 and 89.

Based on BofA Securities’ review of the TV/LTM EBITDA multiples for the selected transactions and on its professional judgment and experience, BofA Securities applied a TV/LTM EBITDA multiple reference range of 10.5x to 15.0x derived from the selected transactions to Knoll management’s estimate of Knoll’s LTM Adjusted EBITDA as of March 31, 2021 of approximately $97 million, as reflected in the Knoll forecasts (and burdened for stock-based compensation), to calculate a range of implied enterprise values for Knoll. BofA Securities then calculated an implied equity value reference range per share of Knoll common stock (rounded to the nearest $0.25) by subtracting from this range of implied enterprise values Knoll’s net debt and tax-effected pension liability of $290 million as of December 31, 2020, as reflected in Knoll public filings and dividing the result by a number of fully-diluted shares of Knoll common stock outstanding (calculated on a treasury stock method basis, based on information provided by the management of Knoll, including assumed conversion of Knoll preferred stock). This analysis indicated the following approximate implied equity value reference ranges per share of Knoll common stock (rounded to the nearest $0.25), as compared to the implied consideration value:

Implied Equity Value Reference Range Per Share of Knoll Common Stock	Implied Consideration Value
$11.75 - $19.00(1)	$25.18
(1)
In its presentation to the Knoll Board on April 18, 2021, BofA Securities inadvertently omitted certain shares of Knoll restricted stock from its calculation when performing this analysis and derived a range of indicative equity values per share of Knoll common stock (rounded to the nearest $0.25) of $12.00 to $19.25.

The following underlined language is added to the first full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Financial Analyses of Knoll—Discounted Cash Flow Analysis” that appears on page 89.

BofA Securities performed a discounted cash flow analysis of Knoll to calculate a range of implied present values per share of Knoll common stock utilizing estimates of the standalone, unlevered, after-tax free cash flows Knoll was expected to generate over the period from December 31, 2020 through December 31, 2025 based on the estimates provided to BofA Securities by Knoll management as described in the section entitled “Certain Unaudited Prospective Financial Information—Certain Knoll Unaudited Prospective Financial Information.” BofA Securities calculated a terminal value for Knoll by applying a selected range of perpetuity growth rates of 2.00% to 2.50%, based on BofA Securities’ professional judgment and experience and after taking into consideration, among other things, the observed data for Knoll and the selected companies, the historical trading multiples of Knoll and the selected companies, and certain differences in the respective financial profiles of Knoll and the selected companies as described under “—Summary of Material Financial Analyses of Knoll—Selected Publicly Traded Companies Analysis”, to Knoll’s normalized free cash flows in the terminal year of approximately $109 million as derived from the estimates provided to BofA Securities by Knoll management as described in the section entitled “Certain Unaudited Prospective Financial Information—Certain Knoll Unaudited Prospective Financial Information” and approved by the management of Knoll. BofA Securities then calculated implied equity value reference ranges per share of Knoll common stock (rounded to the nearest $0.25) by deducting from this range of present values, Knoll’s net debt and tax-effected pension liability of $290 million as of December 31, 2020, as reflected in Knoll public filings and dividing the result by a number of fully-diluted shares of Knoll common stock outstanding (calculated on a treasury stock method basis, based on information provided by the management of Knoll, including assumed conversion of Knoll preferred stock). The cash flows were discounted to present value as of December 31, 2020, utilizing mid-year discounting convention, and using a discount rate range of 7.50% to 9.75%, which was based on an estimate of Knoll’s weighted average cost of capital derived using the capital asset pricing model (which takes into account the risk free rate, the levered beta and the applicable equity market risk premium) and the estimated cost of debt. This analysis indicated the following approximate implied equity value reference range per share of Knoll common stock (rounded to the nearest $0.25), as compared to the implied consideration value:

Implied Equity Value Reference Range Per Share of Knoll Common Stock	Implied Consideration Value
$14.75 - $25.75	$25.18

The following underlined language is added to the third full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Financial Analyses of Herman Miller—Selected Publicly Traded Companies Analysis” that appears on page 90.

The overall low to high 2021E EV/EBITDA multiples observed for the selected companies were 9.6x to 22.5x (with a mean of 14.0x and a median of 13.1x). The overall low to high 2022E EV/EBITDA multiples observed for the selected companies were 8.0x to 20.2x (with a mean of 11.1x and a median of 9.3x). Based on BofA Securities’ review of the 2021E EV/EBITDA and 2022E EV/EBITDA multiples for the selected companies and on its professional judgment and experience and taking into consideration, among other things, the historical trading multiples of Herman Miller and the selected companies and certain differences in the respective financial profiles of Herman Miller and the selected companies, BofA Securities applied (i) a multiple reference range of 8.0x to 13.5x to Herman Miller management’s estimated calendar year 2021E Adjusted EBITDA as reflected in the Herman Miller forecasts (and burdened for estimated stock-based compensation expense of $10 million as provided by the management of Knoll) to calculate a range of indicative enterprise values from which BofA Securities subtracted Herman Miller’s net debt and non-controlling interest and tax-effected pension liability of $15 million as of December 31, 2020, as provided by the management of Knoll, and dividing the result by the number of fully-diluted shares of Herman Miller common stock outstanding (calculated on a treasury stock method basis, based on information provided by the management of Knoll), and (ii) a multiple reference range of 7.5x to 10.5x to Herman Miller management’s estimated calendar year 2022E Adjusted EBITDA as reflected in the Herman Miller forecasts (and burdened for estimated stock-based compensation expense of $12 million as provided by the management of Knoll) to calculate a range of indicative enterprise values from which BofA Securities subtracted Herman Miller’s net debt and non-controlling interest and tax-effected pension liability of $15 million as of December 31, 2020, as provided by the management of Knoll, and dividing the result by the number of fully-diluted shares of Herman Miller common stock outstanding (calculated on a treasury stock method basis, based on information provided by the management of Knoll), in each case, to arrive at a range of indicative equity values per share of Herman Miller common stock (rounded to the nearest $0.25).

The following underlined language is added to the fourth full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Financial Analyses of Herman Miller—Selected Publicly Traded Companies Analysis” that appears on page 90.

The overall low to high 2021E Price/EPS multiples observed for the selected companies were 20.6x to 56.2x (with a mean of 31.9x and median of 29.5x). The overall low to high 2022E Price/EPS multiples observed for the selected companies were 14.3x to 27.7x (with a mean of 20.0x and median of 17.2x). Based on BofA Securities’ review of the Price/EPS multiples for the selected companies and on its professional judgment and experience and taking into consideration, among other things, the historical trading multiples of Herman Miller and the selected companies and certain differences in the respective financial profiles of Herman Miller and the selected companies, BofA Securities applied a 2021E Price/ EPS multiple reference range of 20.0x to 30.0x to the estimates of calendar year 2021E Adjusted EPS provided to BofA Securities by Knoll management as described in the section entitled “Certain Unaudited Prospective Financial Information—Certain Herman Miller Unaudited Prospective Financial Information” and a 2022E Price/EPS multiple reference range of 15.0x to 25.0x to the estimates of calendar year 2022E Adjusted EPS provided to BofA Securities by Knoll management as described in the section entitled “Certain Unaudited Prospective Financial Information—Certain Herman Miller Unaudited Prospective Financial Information” to calculate implied equity value reference ranges per share of Herman Miller common stock (rounded to the nearest $0.25).

The following underlined language is added to the first full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Financial Analyses of Herman Miller—Discounted Cash Flow Analysis” that appears on page 91.

BofA Securities performed a discounted cash flow analysis of Herman Miller to calculate a range of implied present values per share of Herman Miller common stock utilizing estimates of the standalone, unlevered, after-tax free cash flows Herman Miller was expected to generate over the period from December 31, 2020 through December 31, 2025 based on the estimates provided to BofA Securities by Knoll management as described in the section entitled “Certain Unaudited Prospective Financial Information—Certain Herman Miller Unaudited Prospective Financial Information.” BofA Securities calculated a terminal value for Herman Miller by applying a selected range of perpetuity growth rates of 2.00% to 2.50%, based on BofA Securities’ professional judgment and experience and taking into consideration, among other things, the observed data for Herman Miller and the selected companies, the historical trading multiples of Herman Miller and the selected companies and certain differences in the respective financial profiles of Herman Miller and the selected companies, as described under “—Summary of Material Financial Analyses of Herman Miller—Selected Publicly Traded Companies Analysis”, to Herman Miller’s normalized free cash flows in the terminal year of approximately $284 million as derived from the estimates provided to BofA Securities by Knoll management as described in the section entitled “Certain Unaudited Prospective Financial Information—Certain Herman Miller Unaudited Prospective Financial Information” and approved by the management of Knoll. BofA Securities then calculated implied equity value reference ranges per share of Herman Miller common stock (rounded to the nearest $0.25) by deducting from this range of present values Herman Miller’s net debt and non-controlling interest and tax-effected pension liability of $15 million as of December 31, 2020, as provided by the management of Knoll, and dividing the result by a number of fully-diluted shares of Herman Miller common stock outstanding (calculated on a treasury stock method basis, based on information provided by the management of Knoll). The cash flows were discounted to present value as of December 31, 2020, utilizing mid-year discounting convention, and using a discount rate range of 8.25% to 10.75%, which was based on an estimate of Herman Miller’s weighted average cost of capital derived using the capital asset pricing model (which takes into account the risk free rate, the levered beta and the applicable equity market risk premium) and the estimated cost of debt. This analysis indicated the following approximate implied equity value reference range per share of Herman Miller common stock (rounded to the nearest $0.25), as compared to the closing price of the Herman Miller common stock on April 16, 2021 of $44.30:

Implied Equity Value Reference Range Per Share of Herman Miller Common Stock
$49.25 - $73.75

The following underlined language is added to, and the crossed out language is deleted from, the second full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of BofA Securities, Knoll’s Financial Advisor—Summary of Material Pro Forma Financial Analyses—Has/Gets Analysis” that appears on page 92.

For purposes of this analysis, BofA Securities calculated a range of implied values per share of Herman Miller common stock giving effect to the merger by adding the ranges of implied equity values derived by BofA Securities for each of Knoll and Herman Miller on a stand-alone basis as of December 31, 2020, as described under “Summary of Material Financial Analyses of Knoll—Discounted Cash Flow Analysis” and under “Summary of Material Financial Analyses of Herman Miller—Discounted Cash Flow Analysis” and ranges of implied present values of the estimated cost savings calculated by BofA Securities as of December 31, 2020 (by applying a discount rate range of 8.25% to 10.75%, based on BofA Securities’ professional judgment and experience, to the estimated cost savings (less $68 million, the ~~cost~~ estimated total costs to achieve the cost savings and cash taxes thereon) over the period from December 31, 2020 through December 31, 2025, and a range of terminal values for the cost savings calculated by applying a perpetuity growth rate of 0%, based on BofA Securities’ professional judgment and experience, to the estimated after-tax cost savings in the terminal year), deducting $868 million, the additional estimated amount of net debt expected to be incurred by Herman Miller in connection with the merger and dividing the result by ~~the~~ approximately 78.0 million shares, the estimated number of fully diluted shares of Herman Miller common stock expected to be outstanding after giving effect to the merger.

The following underlined language is added to the table following the eleventh full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Certain Unaudited Prospective Financial Information—Certain Knoll Unaudited Prospective Financial Information” that appears on page 99.

The following table presents a summary of the Knoll forecasts for the fiscal years ending 2021 through 2025 (amounts may reflect rounding):

	Fiscal Year (in millions)
	2021	2022	2023	2024	2025
Sales(i)	1,181	1,326	1,454	1,564	1,614
Adjusted Gross Profit(ii)	422	500	568	621	647
Adjusted EBITDA(iii)	81	137	185	212	228
Adjusted Diluted Earnings Per Share(iv)	0.44	0.99	1.50	1.79	1.96

(i)	Sales represent sales net of discounts and related items.
(ii)
Adjusted Gross Profit represents Sales less Cost of Goods Sold excluding restructuring costs and other significant items of a non-recurring and/or non-operational nature, and is a non-GAAP financial measure.

(iii)
Adjusted EBITDA represents earnings (burdened for stock-based compensation expense) before interest expense, income taxes, depreciation and amortization, excluding restructuring costs and other significant items of a non-recurring and/or non-operational nature, and is a non-GAAP financial measure.

(iv)
Adjusted Diluted Earnings Per Share represents earnings per share, calculated as net income, excluding restructuring costs and other significant items of a non-recurring and/or a non-operational nature, divided by weighted average diluted shares outstanding, and is a non-GAAP financial measure.

Forward-Looking Statements

This communication relates to a proposed business combination transaction between Herman Miller and Knoll. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.  It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Herman Miller’s or Knoll’s stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the risk that the anticipated benefits of the Merger with Knoll will not be realized on the anticipated timing or at all; the risk that the conditions to closing of the Merger will not be satisfied on the anticipated timing or at all; risks arising from litigation relating to the Merger; risks related to the additional debt incurred in connection with the Merger; Herman Miller’s ability to comply with its debt covenants and obligations; the risk that the anticipated benefits of the Merger will be more costly to realize than expected; the effect of the announcement of the Merger on the ability of Herman Miller or Knoll to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Herman Miller or Knoll does business, or on Herman Miller’s or Knoll’s operating results and business generally; risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the outcome of any legal proceedings related to the Merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Herman Miller to successfully integrate Knoll’s operations; the ability of Herman Miller to implement its plans, forecasts and other expectations with respect to Herman Miller’s business after the completion of the transaction and realize expected synergies; business disruption following the Merger; general economic conditions; the availability and pricing of raw materials; the financial strength of our dealers and the financial strength of our customers; the success of newly-introduced products; the pace and level of government procurement; and the outcome of pending litigation or governmental audits or investigations. These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4 and definitive joint proxy statement/prospectus that were filed with the SEC in connection with the proposed transaction.  While the risks presented here, and those presented in the registration statement and definitive joint proxy statement/prospectus, are considered representative, they should not be considered a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Herman Miller’s and Knoll’s respective periodic reports and other filings with the SEC, including the risk factors identified in Herman Miller’s and Knoll’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Herman Miller nor Knoll undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Herman Miller filed with the SEC a registration statement on Form S-4 on May 24, 2021 (as amended on June 9, 2021) that includes a joint proxy statement of Herman Miller and Knoll and that also constitutes a prospectus of Herman Miller. On June 11, 2021, the registration statement was declared effective by the SEC and Herman Miller and Knoll each filed the definitive joint proxy statement/prospectus in connection with the proposed transaction with the SEC.  Herman Miller and Knoll commenced mailing the definitive joint proxy statement/prospectus to shareholders of Herman Miller and stockholders of Knoll on or about June 11, 2021. Each of Herman Miller and Knoll intends to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the definitive joint proxy statement/prospectus or registration statement or any other document that Herman Miller or Knoll may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and definitive joint proxy statement/prospectus and all other documents containing important information about Herman Miller, Knoll and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Herman Miller may be obtained free of charge on Herman Miller’s website at https://investors.hermanmiller.com/sec-filings or by contacting Herman Miller’s Investor Relations department at investor@hermanmiller.com. Copies of the documents filed with the SEC by Knoll may be obtained free of charge on Knoll’s website at https://knoll.gcs-web.com/sec-filings or by contacting Knoll’s Investor Relations department at Investor_Relations@knoll.com.

Participants in the Solicitation

Herman Miller, Knoll and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about the directors and executive officers of Herman Miller, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Herman Miller’s proxy statement for its 2020 Annual Meeting of Shareholders, which was filed with the SEC on September 1, 2020, and Herman Miller’s Annual Report on Form 10-K for the fiscal year ended May 30, 2020, which was filed with the SEC on July 28, 2020, as well as in a Form 8-K filed by Herman Miller with the SEC on July 17, 2020. Information about the directors and executive officers of Knoll, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Knoll’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2021, and Knoll’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction by reading the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions.  You may obtain free copies of these documents from Herman Miller or Knoll using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERMAN MILLER, INC.

By:	/s/ Kevin J. Veltman
	Name:	Kevin J. Veltman
	Title:	Vice President of Investor Relations &
Treasurer (Duly Authorized
Signatory for Registrant)

Date: July 1, 2021